SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2002


SKYLINE CORPORATION
(Exact name of registrant as specified in its charter)

	INDIANA				1-4714
(State of Incorporation)	(Commission File Number)

35-1038277
(IRS Employee Identification No.)

P. O. Box 743, 2520 By-Pass Road    Elkhart, IN 46515
(Address of principal executive offices) (Zip)

(574) 294-6521
(Registrant's telephone number, including area code)


Item 5.		Other Events

CERTIFICATION
By signing below, each of the undersigned officers hereby certifies that, to his knowledge, (i) the report attached to this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in this report fairly represents, in all material respects, the financial condition and results of operations of Skyline Corporation

	Signed this 6th day of August, 2002



(Signature of Authorized Officer)	(Signature of Authorized Officer)


         James R. Weigand                        Thomas G. Deranek
        (Typed Name)				(Typed Name)


Vice President-Finance & Treasurer          Vice Chairman,
and Chief Financial Officer            	    Chief Executive Officer and
					    Director
(Title)                                    (Title)





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Registrant

Date:	August 6, 2002				By:
						Name:	James R. Weigand
						Title:	Vice President,
						Finance and Treasurer
						and Chief Financial Officer